Exhibit 10.2 WAIVER AGREEMENT This WAIVER AGREEMENT (this “Agreement”) is entered into as of May 31, 2025, by and between LanzaTech Global, Inc., a Delaware corporation (the “Company”), and LanzaTech Global SPV, LLC, a Wyoming limited liability company (including its successors and assigns, the “Purchaser”). Reference is hereby made to (a) that certain Series A Convertible Senior Preferred Stock Purchase Agreement, dated as of May 7, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), by and between the Company and the Purchaser, and (b) that certain Registration Rights Agreement, dated as of May 7, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Registration Rights Agreement”), by and between the Company and the Purchaser. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Registration Rights Agreement. WHEREAS, (a) Section 5.8 of the Purchase Agreement provides, in pertinent part, that any provision of the Purchase Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by (i) the Majority Holders (as defined in the Purchase Agreement) and (ii) the Company, or in the case of a waiver, by the Party (as defined in the Purchase Agreement) against whom the waiver is to be effective, and (b) Section 6(e) of the Registration Rights Agreement provides, in pertinent part, that the provisions of the Registration Rights Agreement may not be amended, modified, supplemented or waived unless the same shall be in writing and signed by the Company and Holders holding no less than a majority of the then outstanding Registrable Securities; WHEREAS, as of the date hereof, (a) the Purchaser is the Majority Holder and the Party against whom this Agreement is to be effective, and (b) the Purchaser holds all of the outstanding securities (or rights to acquire all of the outstanding securities) that, upon conversion (or upon issuance and exercise), would be Registrable Securities; WHEREAS, (a) the Company and the Purchaser desire to waive certain rights and obligations arising under the Purchase Agreement, and (b) the Company and the Purchaser desire to waive certain rights and obligations arising under the Registration Rights Agreement, in each case on the terms and conditions set forth herein. NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows: 1. The Purchaser hereby irrevocably waives the obligation of the Company to deliver the Warrant to the Purchaser no later than May 31, 2025, subject to the Company agreeing to deliver the Warrant to the Purchaser immediately prior to the consummation, if any, of the Subsequent Financing or the Other Financing (in each case as defined in the Purchase Agreement), subject to such consummation occurring prior to May 7, 2026 (as defined in the Purchase Agreement); and the Company hereby irrevocably agrees to deliver the Warrant to the Purchaser immediately prior to the consummation, if any, of the Subsequent Financing or the Other Financing (in each case as defined in the Purchase Agreement), subject to such consummation occurring prior to May 7, 2026. 2. The Purchaser hereby irrevocably (a) waives the obligation of the Company to file the Initial Registration Statement by the 30th calendar day following the final Closing Date under the Purchase Agreement, subject to the Company agreeing to file the Initial Registration Statement no later than the earlier of (i) 45 calendar days following receipt of the Requisite Stockholder Approvals (as defined in the Purchase Agreement) and (ii) 10 business days following the

2 issuance of the Warrant Shares, and (b) agrees that the defined terms “Filing Deadline” and “Effectiveness Deadline,” in each case as used in the Registration Rights Agreement, shall be deemed to have been amended and shall be construed accordingly; and the Company hereby irrevocably agrees to file the Initial Registration Statement no later than the earlier of (A) 45 calendar days following receipt of the Requisite Stockholder Approvals and (B) 10 business days following the issuance of the Warrant Shares. 3. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. 4. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable. 5. This Agreement and any dispute or claim arising out of, or in connection with, it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware. [Signature Pages Follow]

[SIGNATURE PAGE TO WAIVER AGREEMENT] LANZATECH GLOBAL, INC. By: /s/ Jennifer Holmgren Name: Jennifer Holmgren Title: Chief Executive Officer LANZATECH GLOBAL SPV, LLC By: /s/ Michael F. Solomon Name: Michael F. Solomon Title: Managing Director